                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     September 10, 1997
                                                --------------------------------

- --------------------------------------------------------------------------------

                               FCC National Bank
- --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


United States of America                 0-16337                  51-0269396
- --------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware           19801
- --------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020


                                         Page 1 of 81
                                         Exhibit Index on Page 5

Item 5.  Other Events.
- ------

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.  Financial Statements and Exhibits.
- -------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             6.25% Asset Backed Certificates Series 1992-E, Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-I, Floating Rate Asset
             Backed Certificates Series 1994-J, Floating Rate Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate Credit Card Certificates Series 1995-M, Floating Rate Credit Card Certificates Series 1995-N, Floating Rate Credit Card Certificates Series 1995-O, Floating Rate Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating Rate Asset Backed Certificates Series 1996-R and Floating Rate Asset Backed Certificates Series 1996-S.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II 6.25% Asset Backed
             Certificates Series 1992-E.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28D.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-I.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28L.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28M.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------
                             (Registrant)


Date: September 10, 1997     By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
- -------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II
                  6.25% Asset Backed Certificates
                  Series 1992-E, Floating Rate Asset
                  Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset
                  Backed Certificates Series 1994-I,
                  Floating Rate Asset Backed Certificates
                  Series 1994-J, Floating Rate Credit Card
                  Certificates Series 1994-K, 7.15% Credit
                  Card Certificates Series 1994-L, Floating
                  Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R and Floating Rate Asset Backed
                  Certificates Series 1996-S.

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 6.25% Asset Backed
                  Certificates Series 1992-E.

  28C.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

  28D.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1993-H.

  28E.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-I.

  28F.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1994-J.

  28G.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1994-K.

  28H.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II 7.15% Credit Card
                  Certificates Series 1994-L.

  28I.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-M.

  28J.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-N.

  28K.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-O.

  28L.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Credit Card
                  Certificates Series 1995-P.

  28M.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-Q.


  28N.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-R.


  28O.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1996-S.

                                                                     EXHIBIT 28A


                        MONTHLY SERVICER'S CERTIFICATE



                               FCC NATIONAL BANK



              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II

                               September 5, 1997

              ---------------------------------------------------



The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

  1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

  2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

  3. The undersigned are Servicing Officers.

  4. The aggregate amount of Collections processed for the
     Due Period for this Distribution Date was equal to . . . .$3,645,344,594.84

     5.   (a)  The aggregate amount of such Collections
          allocated to Principal Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .        $3,418,424,237.46

          (b)  The aggregate amount of such Collections
          allocated to Finance Charge Receivables for the
          Due Period for this Distribution Date was
          equal to . . . . . . . . . . . . . . . .          $226,920,357.38

     6.   The aggregate Interchange Amount, (which
          will be included as Finance Charge Receivables
          for all Series), for this distribution
          date was equal to. . . . . . . . . . . .           $44,236,556.02

     7.   The Invested Percentage of Collections
          allocated to Principal Receivables
          for the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                   6.570%
          Series 1993-F . . . . . . . . . . . . . .                   4.599%
          Series 1993-H . . . . . . . . . . . . . .                   4.599%
          Series 1994-I . . . . . . . . . . . . . .                   3.285%
          Series 1994-J . . . . . . . . . . . . . .                   3.285%
          Series 1994-K . . . . . . . . . . . . . .                   3.285%
          Series 1994-L . . . . . . . . . . . . . .                   3.285%
          Series 1995-M . . . . . . . . . . . . . .                   3.755%
          Series 1995-N . . . . . . . . . . . . . .                   3.755%
          Series 1995-O . . . . . . . . . . . . . .                   3.755%
          Series 1995-P . . . . . . . . . . . . . .                   3.755%
          Series 1996-Q . . . . . . . . . . . . . .                   6.758%
          Series 1996-R . . . . . . . . . . . . . .                   3.004%
          Series 1996-S . . . . . . . . . . . . . .                   5.256%


     8.   The Invested Percentage of Collections
          allocated to Finance Charge Receivables for
          the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                   3.285%
          Series 1993-F . . . . . . . . . . . . . .                   4.599%
          Series 1993-H . . . . . . . . . . . . . .                   4.599%
          Series 1994-I . . . . . . . . . . . . . .                   0.821%
          Series 1994-J . . . . . . . . . . . . . .                   3.285%
          Series 1994-K . . . . . . . . . . . . . .                   3.285%
          Series 1994-L . . . . . . . . . . . . . .                   3.285%
          Series 1995-M . . . . . . . . . . . . . .                   3.755%
          Series 1995-N . . . . . . . . . . . . . .                   3.755%
          Series 1995-O . . . . . . . . . . . . . .                   3.755%
          Series 1995-P . . . . . . . . . . . . . .                   3.755%
          Series 1996-Q . . . . . . . . . . . . . .                   6.758%
          Series 1996-R . . . . . . . . . . . . . .                   3.004%
          Series 1996-S . . . . . . . . . . . . . .                   5.256%

      9.  The Invested Percentage with respect to
          the Investor Default Amount for
          the Due Period was equal to for:
          Series 1992-E . . . . . . . . . . . . . .                   3.285%
          Series 1993-F . . . . . . . . . . . . . .                   4.599%
          Series 1993-H . . . . . . . . . . . . . .                   4.599%
          Series 1994-I . . . . . . . . . . . . . .                   0.821%
          Series 1994-J . . . . . . . . . . . . . .                   3.285%
          Series 1994-K . . . . . . . . . . . . . .                   3.285%
          Series 1994-L . . . . . . . . . . . . . .                   3.285%
          Series 1995-M . . . . . . . . . . . . . .                   3.755%
          Series 1995-N . . . . . . . . . . . . . .                   3.755%
          Series 1995-O . . . . . . . . . . . . . .                   3.755%
          Series 1995-P . . . . . . . . . . . . . .                   3.755%
          Series 1996-Q . . . . . . . . . . . . . .                   6.758%
          Series 1996-R . . . . . . . . . . . . . .                   3.004%
          Series 1996-S . . . . . . . . . . . . . .                   5.256%

     10.  The aggregate amount of drawings or payments,
          if any, under the Enhancement, if any,
          required to be made on the next succeeding
          Distribution Date is equal to for:
          Series 1992-E . . . . . . . . . . . . . .                   $0.00
          Series 1993-F . . . . . . . . . . . . . .                   $0.00
          Series 1993-H . . . . . . . . . . . . . .                   $0.00
          Series 1994-I . . . . . . . . . . . . . .                   $0.00
          Series 1994-J . . . . . . . . . . . . . .                   $0.00
          Series 1994-K . . . . . . . . . . . . . .                   $0.00
          Series 1994-L . . . . . . . . . . . . . .                   $0.00
          Series 1995-M . . . . . . . . . . . . . .                   $0.00
          Series 1995-N . . . . . . . . . . . . . .                   $0.00
          Series 1995-O . . . . . . . . . . . . . .                   $0.00
          Series 1995-P . . . . . . . . . . . . . .                   $0.00
          Series 1996-Q . . . . . . . . . . . . . .                   $0.00
          Series 1996-R . . . . . . . . . . . . . .                   $0.00
          Series 1996-S . . . . . . . . . . . . . .                   $0.00

     11.  The amount of interest due on the Cash
          Collateral Account loan, if applicable,
          required to be paid on the next Distribution
          Date is equal to for:
          Series 1992-E . . . . . . . . . . . . . .              $16,324.50
          Series 1993-F . . . . . . . . . . . . . .              $38,791.67
          Series 1993-H . . . . . . . . . . . . . .              $35,351.29
          Series 1994-I . . . . . . . . . . . . . .               $1,823.02
          Series 1994-J . . . . . . . . . . . . . .              $21,757.38
          Series 1994-K . . . . . . . . . . . . . .              $25,474.73
          Series 1994-L . . . . . . . . . . . . . .              $17,468.27
          Series 1995-M . . . . . . . . . . . . . .                   $0.00
          Series 1995-N . . . . . . . . . . . . . .                   $0.00
          Series 1995-O . . . . . . . . . . . . . .                   $0.00
          Series 1995-P . . . . . . . . . . . . . .                   $0.00
          Series 1996-Q . . . . . . . . . . . . . .                   $0.00
          Series 1996-R . . . . . . . . . . . . . .                   $0.00
          Series 1996-S . . . . . . . . . . . . . .                   $0.00

      12.  The amount of Monthly Servicing Fee
           required to be paid on the next succeeding
           Distribution Date is equal to for:
           Series 1992-E . . . . . . . . . . . . . .                $833,333.33
           Series 1993-F . . . . . . . . . . . . . .              $1,225,000.00
           Series 1993-H . . . . . . . . . . . . . .              $1,166,666.67
           Series 1994-I . . . . . . . . . . . . . .                $208,333.33
           Series 1994-J . . . . . . . . . . . . . .                $833,333.33
           Series 1994-K . . . . . . . . . . . . . .                $833,333.33
           Series 1994-L . . . . . . . . . . . . . .                $833,333.33
           Series 1995-M . . . . . . . . . . . . . .                $952,380.96
           Series 1995-N . . . . . . . . . . . . . .                $952,380.96
           Series 1995-O . . . . . . . . . . . . . .                $952,380.96
           Series 1995-P . . . . . . . . . . . . . .                $952,380.96
           Series 1996-Q . . . . . . . . . . . . . .              $1,714,285.71
           Series 1996-R . . . . . . . . . . . . . .                $761,904.77
           Series 1996-S . . . . . . . . . . . . . .              $1,333,333.33
      13.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of interest
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .              $2,604,166.67
           Series 1993-F . . . . . . . . . . . . . .              $3,571,458.33
           Series 1993-H . . . . . . . . . . . . . .              $3,511,180.56
           Series 1994-I . . . . . . . . . . . . . .                $623,767.36
           Series 1994-J . . . . . . . . . . . . . .              $2,516,597.22
           Series 1994-K . . . . . . . . . . . . . .              $2,502,604.17
           Series 1994-L . . . . . . . . . . . . . .              $2,979,166.67
           Series 1995-M . . . . . . . . . . . . . .              $2,909,043.69
           Series 1995-N . . . . . . . . . . . . . .              $2,871,979.01
           Series 1995-O . . . . . . . . . . . . . .              $2,910,838.58
           Series 1995-P . . . . . . . . . . . . . .              $2,883,496.29
           Series 1996-Q . . . . . . . . . . . . . .              $5,147,086.79
           Series 1996-R . . . . . . . . . . . . . .              $2,267,924.62
           Series 1996-S . . . . . . . . . . . . . .              $4,015,169.67
      14.  The aggregate amount payable to Investor
           Certificateholders on the succeeding
           Distribution Date in respect of principal
           is equal to for:
           Series 1992-E . . . . . . . . . . . . . .          $   83,333,333.34
           Series 1993-F . . . . . . . . . . . . . .                      $0.00
           Series 1993-H . . . . . . . . . . . . . .                      $0.00
           Series 1994-I . . . . . . . . . . . . . .          $   41,666,666.67
           Series 1994-J . . . . . . . . . . . . . .                      $0.00
           Series 1994-K . . . . . . . . . . . . . .                      $0.00
           Series 1994-L . . . . . . . . . . . . . .                      $0.00
           Series 1995-M . . . . . . . . . . . . . .                      $0.00
           Series 1995-N . . . . . . . . . . . . . .                      $0.00
           Series 1995-O . . . . . . . . . . . . . .                      $0.00
           Series 1995-P . . . . . . . . . . . . . .                      $0.00
           Series 1996-Q . . . . . . . . . . . . . .                      $0.00
           Series 1996-R . . . . . . . . . . . . . .                      $0.00
           Series 1996-S . . . . . . . . . . . . . .                      $0.00

      15.  The excess, if any, of the First Chicago Amount
           over the Aggregate Principal Receivables
           required to be maintained pursuant to the
           Agreement . . . . . . . . . . . . . . . .          $6,248,307,111.93

      16.  The First Chicago Amount for the Due
           Period divided by Aggregate Principal
           Receivables for the Due Period . . . . . . . . .              46.803%

      17.  The Minimum First Chicago Interest
           Percentage . . . . . . . . . . . . . . . . . . .               7.000%

      18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to Section 5.02(a) of the Agreement, if applicable.

      19.  As of the date hereof, to the best
           knowledge of the undersigned, no default in the performance of the obligation of the Servicer under the Pooling and Servicing Agreement has occurred or is continuing except as follows: None.

      20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

      21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

      22. During the preceding calendar month, the number of newly - originated Accounts was 110,648.


           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                        FCC NATIONAL BANK
                                           as Servicer



                                  By:   /s/ Mary A. Knutson
                                       -------------------------------------
                                                  Servicing Officer


                                  By:   /s/ Charlotte Drevant
                                       -------------------------------------
                                                   Servicing Officer

                                                                     EXHIBIT 28B

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1992-E
                                  September 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1992-E Supplement dated as of August 1, 1992 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the basis of aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1992-E Certificateholders on the
                 Payment Date per $1,000 interest. . . .                $85.938

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1992-E Certificates,
                 per $1,000 interest . . . . . . . . . .                $83.333

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1992-E Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                $ 2.604

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1992-E Certificates . . . . .       $233,512,773.74

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1992-E
                 Certificates, per $1,000 interest. . . .              $233.513

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by
                 the Exchangeable Seller's Certificate
                 and by the Investor Certificates of
                 all Series). . . . . . . . . . . . . . .    $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1992-E
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . . .      $499,999,999.96

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1992-E Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . . .                3.285%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1992-E Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . . .                6.570%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date.......................................    $881,417,645.27

             4.  Investor Default Amount

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1992-E
                 Certificates (the "Investor Default
                 Amount")...................................    $  3,590,147.94


             5.  Investor Charge-Offs

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date..........................    $         0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1992-E Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date...........    $          0.00

             6.  Monthly Servicing Fee

                 The amount of the Monthly Servicing
                 Fee payable by the Trust to the Servicer
                 for the current Distribution Date..........    $    833,333.33

             7.  Available Cash Collateral Amount

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount")..................    $          0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period.....................................    $ 60,000,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1992-E
                 Certificates as of such Due Period . . .                12.000%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .        41.66666666%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Mary A. Knutson
                                             ----------------------------

                                      Title: Vice President

                                                                     EXHIBIT 28C

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1993-F
                                  September 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-F Supplement dated as of June 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1993-F Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.102

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1993-F Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1993-F Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.102

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1993-F Certificates . . . . .        $11,537,963.37

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1993-F
                 Certificates, per $1,000 interest. . . .               $16.483

             d.  Excess Principal Collections allocated in
                 respect of the Series 1993-F Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1993-F
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $700,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1993-F Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  4.599%

             d.  The Invested Percentage with respect
                 to Principal Receivables for the
                 Series 1993-F Certificates for the
                 Due Period with respect to the
                 current Distribution Date . . . . . . .                  4.599%

             e.  The Pre-Allocated Invested Amount for
                 the Due period with respect to the
                 current Distribution Date . . . . . . .                  $0.00

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                     $881,417,645.27

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-F
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                       $5,026,207.12

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                            $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-F Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                             $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                       $291,666.67

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $933,333.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $91,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-F
          Certificates as of such Due Period . . .                       13.000%

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .              100.00000000%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                         $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         ------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28D

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1993-H
                               September 5, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993-H Supplement dated as of August 1, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.



A.   Information Regarding the Current Distribution
     -----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1993-H Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $5.016

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1993-H Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1993-H Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $5.016

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collections of Receivables.
          ---------------------------

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $473,037,033.75

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1993-H Certificates . . . . .               $11,742,130.03

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1993-H
          Certificates, per $1,000 interest. . . .                      $16.774

     d.   Excess Principal Collections allocated in
          respect of the Series 1993-H Certificates,
          if any. . . . . . . . . . . . . . . . . .                       $0.00

     2.   Receivables in Trust.
          ---------------------

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)           $15,219,735,686.93

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1993-H
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $700,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1993-H Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         4.599%

     d.   The Invested Percentage with respect
          to Principal Receivables for the
          Series 1993-H Certificates for the
          Due Period with respect to the
          current Distribution Date . . . . . . .                         4.599%

     e.   The Pre-Allocated Invested Amount for
          the Due period with respect to the
          current Distribution Date . . . . . . .                         $0.00

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                     $881,417,645.27

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1993-H
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                       $5,026,207.12

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                            $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1993-H  Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                             $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                       $437,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $729,166.67

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $91,000,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1993-H
          Certificates as of such Due Period . . .                       13.000%

C. The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .              100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . .                         $0.00


                             FCC NATIONAL BANK,
                             Servicer



                             By /s/ Mary A. Knutson
                                -------------------
                             Title:  Vice President

                                                                    EXHIBIT 28E

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-I
                               September 5, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-I Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     -----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.  The total amount of the distribution to
         Series 1994-I Certificateholders on the
         Payment Date per $1,000 interest. . . .                        $84.581

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Series 1994-I Certificates,
         per $1,000 interest . . . . . . . . . .                        $83.333

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Series 1994-I Certificates, per $1,000
         interest. . . . . . . . . . . . . . . .                         $1.248

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.  Collections of Receivables.
         ---------------------------

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.               $473,037,033.75

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1994-I Certificates. . . . .                $114,399,161.26

     c.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Series 1994-I
         Certificates, per $1,000 interest. . . .                      $228.798

     d.  Excess Finance Charge Collections allocated
         in respect of the Series 1994-I Certificates,
         if any. . . . . . . . . . . . . . . . . .                        $0.00

     e.  Excess Principal Collections allocated in
         respect of the Series 1994-I Certificates,
         if any. . . . . . . . . . . . . . . . . .                        $0.00

     2.  Receivables in Trust.
         ---------------------

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).           $15,219,735,686.93

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1994-I
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                $124,999,999.97

     c.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1994-I Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                          0.821%

     d.  The Invested Percentage with respect to
         Principal Receivables for the Series 1994-I
         Certificates for the Due Period with respect
         to the current Distribution Date . . . . .                       3.285%

     3.   Delinquent Balances.
          --------------------

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . .                     $881,417,645.27

     4.   Investor Default Amount.
          ------------------------

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-I
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . .                         $897,536.98

     5.   Investor Charge-Offs.
          ---------------------

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . .                            $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-I Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. .                             $0.00

     6.   Monthly Servicing Fee.
          ----------------------

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . .                        $78,125.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $130,208.33

     7.   Available Cash Collateral Amount.
          ---------------------------------

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account (the "Available
          Cash Collateral Amount") as of the end
          of the day on the current Distribution
          Date, after giving effect to all
          withdrawals, deposits and payments to be
          made in respect of the preceding Due
          Period . . . . . . . . . . . . . . .                   $15,625,000.00

     c.   The Available Cash Collateral Amount
          as computed in 7.b. as a percentage of the
          Invested Amount of the Series 1994-I
          Certificates as of such Due Period . . .                       12.500%

C.   The Pool Factor.
     ----------------

          The Pool Factor (which represents the ratio
          of the Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Investor Charge-Offs set forth
          in B.5.a. above and for the distributions of
          principal set forth in A.2 above to the
          Initial Invested Amount).  The amount of a
          Certificateholder's pro rata share of the
          Invested Amount can be determined by multi-
          plying the original denomination of the
          holder's Certificate by the Pool Factor . .               16.66666666%

D.   Deficit Controlled Amortization Amount.
     ---------------------------------------

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period. . . . . .                           $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By /s/ Mary A. Knutson
                                         -------------------------
                                      Title:      Vice President

                                                                     EXHIBIT 28F

                  CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1994-J
                               September 5, 1997

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-J Supplement dated as of May 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     -----------------------------------------------
     (Stated on the Basis of $1000 Original Principal Amount).
     ---------------------------------------------------------

     1.   The total amount of the distribution to
          Series 1994-J Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $5.033

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Series 1994-J Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Series 1994-J Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $5.033

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $473,037,033.75

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1994-J  Certificates. . . . .                $8,387,235.74

     c.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Series 1994-J
          Certificates, per $1,000 interest. . . .                      $16.774

     d.   Excess Finance Charge Collections allocated
          in respect of the Series 1994-J Certificates,
          if any . . . . . . . . . . . . . . . . .                        $0.00

     e.   Excess Principal Collections allocated in
          respect of the Series 1994-J Certificates,
          if any . . . . . . . . . . . . . . . . .                        $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,219,735,686.93

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1994-J
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $500,000,000.00

     c.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1994-J Certificates for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                       3.285%

     d.   The Invested Percentage with respect to
          Principal Receivables for the Series 1994-J
          Certificates for the Due Period with respect
          to the current Distribution Date . . . .                       3.285%

     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . .                 $881,417,645.27

     4.   Investor Default Amount.

          The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1994-J
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . .                   $3,590,147.94

     5.   Investor Charge-Offs.

     a.   The amount of the Investor Charge-Offs
          per $1,000 interest after reimbursement
          of any such Investor Charge-Offs for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . .                          $0.000

     b.   The amount attributable to Investor Charge-Offs,
          if any, by which the principal balance of
          the Series 1994-J Certificates exceeds
          the Invested Amount as of the end of the
          day on the Record Date with respect
          to the current Distribution Date. . .                           $0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable from Available Funds by the
          Trust to the Servicer with respect to
          the current Distribution Date . . . .                     $312,500.00

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current
          Distribution Date . . . . . . . . .                       $520,833.33

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account (the "Available
         Cash Collateral Amount") as of the end
         of the day on the current Distribution
         Date, after giving effect to all
         withdrawals, deposits and payments to be
         made in respect of the preceding Due
         Period . . . . . . . . . . . . . . .                    $65,000,000.00

     c.  The Available Cash Collateral Amount
         as computed in 7.b. as a percentage of the
         Invested Amount of the Series 1994-J
         Certificates as of such Due Period. . . .                      13.000%

C.   The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Investor Charge-Offs set forth
     in B.5.a. above and for the distributions of
     principal set forth in A.2 above to the
     Initial Invested Amount).  The amount of a
     Certificateholder's pro rata share of the
     Invested Amount can be determined by multi-
     plying the original denomination of the
     holder's Certificate by the Pool Factor . . .                100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period . . . . . .                        $0.00


                              FCC NATIONAL BANK,
                                      Servicer



                               By  /s/ Mary A. Knutson
                                   -------------------------
                               Title:  Vice President

                                                                     EXHIBIT 28G

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-K
                                  September 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-K Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-K Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.005

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Series 1994-K Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-K Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.005

         B.  Information Regarding the Performance of the Trust.


             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-K Certificates . . . . .         $8,387,235.74

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-K
                 Certificates, per $1,000 interest. . . .               $16.774

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-K Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-K
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-K Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.285%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-K
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.285%

             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . .              $881,417,645.27

             4.  Investor Default Amount.

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-K
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . .                $3,590,147.94

             5.  Investor Charge-Offs.

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . .                     $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-K  Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date. .                      $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date . . .                $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date . . . . . . . . .                $520,833.33

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period . . . . . . . . . . . . . . . .          $72,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-K
                 Certificates as of such Due Period . . .                14.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor . .       100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . .                  $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Mary A. Knutson
                                             -----------------------------

                                      Title:         Vice President

                                                                     EXHIBIT 28H

                   CERTIFICATEHOLDER'S PAYMENT DATE STATEMENT

                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1994-L
                                  September 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994-L Supplement dated as of August 1, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Series 1994-L Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.958

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the Series 1994-L Certificates,
                 per $1,000 interest . . . . . . . . .                   $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Series 1994-L Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.958

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1994-L Certificates . . . . .         $8,387,235.74

             c.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Series 1994-L
                 Certificates, per $1,000 interest. . . .               $16.774

             d.  Excess Finance Charge Collections allocated
                 in respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             e.  Excess Principal Collections allocated in
                 respect of the Series 1994-L Certificates,
                 if any. . . . . . . . . . . . . . . . . .                $0.00

             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1994-L
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $500,000,000.00

             c.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1994-L Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.285%

             d.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1994-L
                 Certificates for the Due Period with respect
                 to the current Distribution Date . . . . .               3.285%

             3.  Delinquent Balances

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date........................................   $881,417,645.27

             4.  Investor Default Amount

                 The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1994-L
                 Certificates (the "Investor Default
                 Amount")....................................     $3,590,147.94

             5.  Investor Charge-Offs

             a.  The amount of the Investor Charge-Offs
                 per $1,000 interest after reimbursement
                 of any such Investor Charge-Offs for the
                 Due Period with respect to the current
                 Distribution Date...........................            $0.000

             b.  The amount attributable to Investor Charge-Offs,
                 if any, by which the principal balance of
                 the Series 1994-L Certificates exceeds
                 the Invested Amount as of the end of the
                 day on the Record Date with respect
                 to the current Distribution Date............             $0.00

             6.  Monthly Servicing Fee

             a.  The amount of the Monthly Servicing Fee
                 payable from Available Funds by the
                 Trust to the Servicer with respect to
                 the current Distribution Date...............       $312,500.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current
                 Distribution Date...........................       $520,833.33

             7.  Available Cash Collateral Amount

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount")...................             $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account (the "Available
                 Cash Collateral Amount") as of the end
                 of the day on the current Distribution
                 Date, after giving effect to all
                 withdrawals, deposits and payments to be
                 made in respect of the preceding Due
                 Period.......................................   $57,500,000.00

             c.  The Available Cash Collateral Amount
                 as computed in 7.b. as a percentage of the
                 Invested Amount of the Series 1994-L
                 Certificates as of such Due Period...........           11.500%

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Investor Charge-Offs set forth
                 in B.5.a. above and for the distributions of
                 principal set forth in A.2 above to the
                 Initial Invested Amount).  The amount of a
                 Certificateholder's pro rata share of the
                 Invested Amount can be determined by multi-
                 plying the original denomination of the
                 holder's Certificate by the Pool Factor......     100.00000000%

         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period.................            $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By     /s/ Mary A. Knutson
                                             -----------------------------

                                      Title: Vice President

                                                                     EXHIBIT 28I

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-M
                                  September 5, 1997

               ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-M Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $5.074

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $5.074

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1995-M Certificates. . . . .          $9,585,412.26

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .     $8,387,235.73

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.774

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $3,101,141.74

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1995-M Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1995-M
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $571,428,572.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $500,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1995-M Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  3.755%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1995-M
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  3.755%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $881,417,645.27

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1995-M
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $4,103,026.22

             b.  The Class A Investor Default Amount. .           $3,590,147.94

             c.  The Collateral Investor Default Amount.            $512,878.28

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $357,142.86

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $595,238.10

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $5,714,286.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .           $71,428,572.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .           $71,428,572.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .         $77,142,858.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .          $77,142,858.00

C.  The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . . . . . . . . . . . . .     100.00000000%


D.  Deficit Controlled Amortization Amount.

    1.    The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . . . . . .            $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                      By /s/ Mary A. Knutson
                                         -----------------------------
                                      Title:         Vice President

                                                                     EXHIBIT 28J

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-N
                                  September 5, 1997

               ---------------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-N Supplement dated as of April 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest. . . .                        $5.005

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest . . . . . . . . . .                        $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest. . . . . . . . . . . . . . . .                        $5.005

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series.              $473,037,033.75

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995-N Certificates. . . . .                $9,585,412.26

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . .            $8,387,235.73

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . .                      $16.774

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                $3,135,586.18

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates . . . . . . . . . .                        $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995-N Certificates, if any . . .                        $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1995-N Certificates, if any . . .                        $0.00


     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series).          $15,219,735,686.93

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995-N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date . . . . . . . . . . .               $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date . . . . . . .               $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995-N Certificates for the Due
          Period with respect to the current
          Distribution Date . . . . . . . . . . .                         3.755%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995-N
          Certificates for the Due Period with respect
          to the current Distribution Date. . . .                         3.755%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date . . . . . . . . . . .                        12.500%


     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date. . . . . . . . . . . . . . . . . .               $881,417,645.27

     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1995-N
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $4,103,026.22

     b.   The Class A Investor Default Amount . .                 $3,590,147.94

     c.   The Collateral Investor Default Amount.                   $512,878.28

     5.   Investor Charge-Offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $357,142.86

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $595,238.10

     7.   Available Cash Collateral Amount. .

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount") . . . . .                             $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date) . .                     $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date . . . . . . . . . . .                             1.143%

     8.  Collateral Invested Amount.

     a.  The Collateral Invested Amount for the
         current Distribution Date. . . . . .                    $71,428,572.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits and payments on the current
         Distribution Date. . . . . . . . . .                    $71,428,572.00

     9.  Total Enhancement.

     a.  The total Enhancement for the current
         Distribution Date. . . . . . . . . .                    $77,142,858.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date . . . . . . . . . . . . . . . .                    $77,142,858.00

C.   The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount).  The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor. . . . . . . . . . . . . . . . . . .             100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .                     $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ Mary A. Knutson
                                          ----------------------------
                                      Title:       Vice President

                                                                     EXHIBIT 28K

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-O
                                  September 5, 1997

               ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-O Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest . . . .                        $5.065

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the  Class A Certificates,
         per $1,000 interest. . . . . . . . . . .                        $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates, per $1,000
         interest . . . . . . . . . . . . . . . .                        $5.065
 .

B.   Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.               $473,037,033.75

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995-O Certificates . . . . .                 $9,585,412.26

     c.  The aggregate amount of Collections
         of Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates .                 $8,387,235.73

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest. . . .                       $16.774

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date. . . . . . . . . . . .                 $3,105,447.29

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution
         Date allocated in respect of the
         Class A Certificates . . . . . . . . . .                         $0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995-O Certificates, if any . . .                         $0.00

     h.  The amount of Excess Principal Collections
         allocated in respect of the
         Series 1995-O Certificates, if any . . .                         $0.00


     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).           $15,219,735,686.93

b.   The amount of Principal Receivables in
     the Trust represented by the Series 1995-O
     Certificates (the "Invested Amount") for
     the Due Period with respect to the current
     Distribution Date . . . . . . . . . . .                    $571,428,572.00

c.   The amount of Principal Receivables
     in the Trust represented by the Class A
     Certificates (the "Class A Invested Amount")
     for the Due Period with respect to the
     current Distribution Date . . . . . . .                    $500,000,000.00

d.   The Invested Percentage with respect to
     Finance Charge Receivables (including
     Interchange) and Defaulted Receivables for
     the Series 1995-O Certificates for the Due
     Period with respect to the current
     Distribution Date . . . . . . . . . . .                              3.755%

e.   The Invested Percentage with respect to
     Principal Receivables for the Series 1995-O
     Certificates for the Due Period with respect
     to the current Distribution Date. . . .                              3.755%

f.   The Class A Floating Percentage for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . . . .                             87.500%

g.   The Class A Principal Percentage for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . . . .                             87.500%

h.   The Collateral Floating Percentage for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . . . .                             12.500%

i.   The Collateral Principal Percentage for the
     Due Period with respect to the current
     Distribution Date . . . . . . . . . . .                             12.500%


3.   Delinquent Balances.

     The aggregate amount of outstanding
     balances in the Accounts which were 30
     or more days delinquent as of the end of
     the Due Period for the current Distribution
     Date. . . . . . . . . . . . . . . . . .                    $881,417,645.27

     4.  Investor Default Amount.

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1995-O
         Certificates (the "Investor Default
         Amount"). . . . . . . . . . . . . . . .                  $4,103,026.22

     b.  The Class A Investor Default Amount . .                  $3,590,147.94

     c.  The Collateral Investor Default Amount.                    $512,878.28

     5.  Investor Charge-Offs.

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     6.  Monthly Servicing Fee.

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                    $357,142.86

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                    $595,238.10

     7.  Available Cash Collateral Amount.

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount") . . . . . .                            $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date) . . .                    $5,714,286.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date . . . . . . . . . . . .                            1.143%


     8.  Collateral Invested Amount.


     a.  The Collateral Invested Amount for the
         current Distribution Date . . . . . .                   $71,428,572.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits and payments on the current
         Distribution Date . . . . . . . . . .                   $71,428,572.00


     9.  Total Enhancement.


     a.  The total Enhancement for the current
         Distribution Date . . . . . . . . . .                   $77,142,858.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date. . . . . . . . . . . . . . . . .                   $77,142,858.00

C. The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount).  The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor . . . . . . . . . . . . . . . . . . .               100.00000000%


D.  Deficit Controlled Amortization Amount.


    1. The Deficit Controlled Amortization Amount
        for the preceding Due Period . . . . . . . .                      $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                      By  /s/ Mary A. Knutson
                                          ---------------------------

                                      Title:   Vice President

                                                                     EXHIBIT 28L

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1995-P
                                  September 5, 1997

               ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995-P Supplement dated as of June 1, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1000 Original Principal Amount).

    1.  The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest. . . .                          $5.022

    2.  The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest . . . . . . . . . .                          $0.000

    3.  The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000
        interest. . . . . . . . . . . . . . . .                          $5.022

B.   Information Regarding the Performance of the Trust.

     1.  Collections of Receivables.

     a.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Investor Certificates of all Series.               $473,037,033.75

     b.  The aggregate amount of Collections of
         Receivables processed for the Due Period
         with respect to the current Distribution
         Date which were allocated in respect of
         the Series 1995-P Certificates . . . . .                 $9,585,412.26

     c.  The aggregate amount of Collections
         of Receivables processed for the Due
         Period with respect to the current
         Distribution Date which were allocated
         in respect of the Class A Certificates .                 $8,387,235.73

     d.  The amount of Collections of Receivables
         processed for the Due Period with respect
         to the current Distribution Date which were
         allocated in respect of Class A
         Certificates, per $1,000 interest. . . .                      $16.774

     e.  The amount of Excess Spread for the Due
         Period with respect to the current
         Distribution Date. . . . . . . . . . . .                 $3,126,975.07

     f.  The amount of Reallocated Principal
         Collections for the Due Period with
         respect to the current Distribution
         Date allocated in respect of the
         Class A Certificates . . . . . . . . . .                         $0.00

     g.  The amount of Excess Finance Charge
         Collections allocated in respect of the
         Series 1995-P Certificates, if any . . .                         $0.00

     h.  The amount of Excess Principal Collections
         allocated in respect of the
         Series 1995-P Certificates, if any . . .                         $0.00


     2.  Receivables in Trust.

     a.  Aggregate Principal Receivables for the
         Due Period with respect to the current
         Distribution Date (which reflects the
         Principal Receivables represented by the
         Exchangeable Seller's Certificate and by
         the Investor Certificates of all Series).           $15,219,735,686.93

     b.  The amount of Principal Receivables in
         the Trust represented by the Series 1995-P
         Certificates (the "Invested Amount") for
         the Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                $571,428,572.00

     c.  The amount of Principal Receivables
         in the Trust represented by the Class A
         Certificates (the "Class A Invested Amount")
         for the Due Period with respect to the
         current Distribution Date . . . . . . .                $500,000,000.00

     d.  The Invested Percentage with respect to
         Finance Charge Receivables (including
         Interchange) and Defaulted Receivables for
         the Series 1995-P Certificates for the Due
         Period with respect to the current
         Distribution Date . . . . . . . . . . .                          3.755%

     e.  The Invested Percentage with respect to
         Principal Receivables for the Series 1995-P
         Certificates for the Due Period with respect
         to the current Distribution Date. . . .                          3.755%

     f.  The Class A Floating Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                         87.500%

     g.  The Class A Principal Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                         87.500%

     h.  The Collateral Floating Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                         12.500%

     i.  The Collateral Principal Percentage for the
         Due Period with respect to the current
         Distribution Date . . . . . . . . . . .                         12.500%


     3.  Delinquent Balances.


         The aggregate amount of outstanding
         balances in the Accounts which were 30
         or more days delinquent as of the end of
         the Due Period for the current Distribution
         Date. . . . . . . . . . . . . . . . . .                $881,417,645.27

     4.  Investor Default Amount.

     a.  The aggregate amount of all Defaulted
         Receivables written off as uncollectible
         during the Due Period with respect
         to the current Distribution Date
         allocable to the Series 1995-P
         Certificates (the "Investor Default
         Amount"). . . . . . . . . . . . . . . .                  $4,103,026.22

     b.  The Class A Investor Default Amount . .                  $3,590,147.94

     c.  The Collateral Investor Default Amount.                    $512,878.28

     5.  Investor Charge-Offs.

     a.  The amount of the Class A Investor
         Charge-Offs per $1,000 interest after
         reimbursement of any such Class A
         Investor Charge-Offs for the Due Period
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     b.  The amount attributable to Class A
         Investor Charge-Offs, if any, by which
         the principal balance of the
         Class A Certificates exceeds the
         Class A Invested Amount as of the end
         of the day on the Record Date with
         respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     c.  The amount of the Collateral Charge-
         Offs, if any, for the Due Period with
         respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                          $0.00

     6.  Monthly Servicing Fee.

     a.  The amount of the Monthly Servicing Fee
         payable by the Trust to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                    $357,142.86

     b.  The amount of the Interchange Monthly
         Servicing Fee payable to the Servicer
         with respect to the current Distribution
         Date. . . . . . . . . . . . . . . . . .                    $595,238.10

     7.  Available Cash Collateral Amount.

     a.  The amount, if any, withdrawn
         from the Cash Collateral Account
         for the current Distribution Date
         (the "Withdrawal Amount"). . . . .                               $0.00

     b.  The amount available to be withdrawn from
         the Cash Collateral Account as of the
         end of the day on the current Distribution
         Date, after giving effect to all with-
         drawals, deposits and payments to be
         made on such Distribution Date (the
         "Available Cash Collateral Amount"
         for the next Distribution Date). .                       $5,714,286.00

     c.  The amount as computed in 7.b as a
         percentage of the Class A Invested
         Amount after giving effect to all re-
         ductions thereof on the current Dist-
         ribution Date. . . . . . . . . . .                               1.143%


     8.  Collateral Invested Amount.


     a.  The Collateral Invested Amount for the
         current Distribution Date. . . . .                      $71,428,572.00

     b.  The Collateral Invested Amount after
         giving effect to all withdrawals,
         deposits and payments on the current
         Distribution Date. . . . . . . . .                      $71,428,572.00


     9.  Total Enhancement.


     a.  The total Enhancement for the current
         Distribution Date. . . . . . . . .                      $77,142,858.00

     b.  The total Enhancement after giving ef-
         fect to all withdrawals, deposits and
         payments on the current Distribution
         Date . . . . . . . . . . . . . . .                      $77,142,858.00

         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .     100.00000000%


         D.  Deficit Controlled Amortization Amount.

             1. The Deficit Controlled Amortization Amount
                for the preceding Due Period. . . . . . . . .            $0.00


                                      FCC NATIONAL BANK,
                                      Servicer


                                      By /s/ Mary A Knutson
                                         ---------------------------
                                      Title: Vice President

                                                                     EXHIBIT 28M

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-Q
                               September 5, 1997

              ---------------------------------------------------


                   Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-Q Supplement dated as of September 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . . . .             $4.979

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . . . .             $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . . . .             $4.979

         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series. .     $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-Q  Certificates. . . . . .      $17,253,742.09

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . .      $15,097,024.31

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . . .             $16.774

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . . .       $5,667,305.16

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . . .               $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-Q Certificates, if any . . . .               $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-Q Certificates, if any . . . .               $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-Q
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .      $1,028,571,429.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $900,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-Q Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  6.758%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-Q
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  6.758%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.


                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $881,417,645.27

             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-Q
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $7,385,447.19

             b.  The Class A Investor Default Amount. .           $6,462,266.29

             c.  The Collateral Investor Default Amount.            $923,180.90

             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $642,857.14

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .           $1,071,428.57

             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .           $10,285,714.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.


             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $128,571,429.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $128,571,429.00


             9.  Total Enhancement.


             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $138,857,143.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $138,857,143.00

C.   The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount).  The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool
     Factor . . . . . . . . . . . . . . . . . . . . .              100.00000000%


D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period. . . . . . . .                     $0.00


                                      FCC NATIONAL BANK,
                                      Servicer



                                      By  /s/ Mary A. Knutson
                                         --------------------
                                      Title:  Vice President

                                                                    EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                               FCC NATIONAL BANK

              ---------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                 Series 1996-R
                               September 5, 1997

              ---------------------------------------------------


          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-R Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest . . . . . . .                $4.928

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest. . . . . . . . . . . . . .                $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000
          interest . . . . . . . . . . . . . . . . . . .                $4.928

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series. . . .        $473,037,033.75

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996-R Certificates . . . . . . . .          $7,668,329.82

     c.   The aggregate amount of Collections
          of Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates . . . .          $6,709,788.57

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest. . . . . . .                $16.774

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . . . . .          $2,539,468.96

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates. . . . . . . . . . . . .                   $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996-R Certificates, if any. . . . . .                   $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996-R Certificates, if any. . . . . .                   $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series). . .      $15,219,735,686.93

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1996-R
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .              $457,142,858.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date. . . . . . . .              $400,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1996-R Certificates for the Due
          Period with respect to the current
          Distribution Date. . . . . . . . . . . .                        3.004%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1996-R
          Certificates for the Due Period with respect
          to the current Distribution Date . . . .                        3.004%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                       87.500%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                       87.500%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                       12.500%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date. . . . . . . . . . . .                       12.500%

3.   Delinquent Balances.

     The aggregate amount of outstanding
     balances in the Accounts which were 30
     or more days delinquent as of the end of
     the Due Period for the current Distribution
     Date. . . . . . . . . . . . . . . . . . . . .              $881,417,645.27

     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible
          during the Due Period with respect
          to the current Distribution Date
          allocable to the Series 1996-R
          Certificates (the "Investor Default
          Amount"). . . . . . . . . . . . . . . .                 $3,282,420.98

     b.   The Class A Investor Default Amount . .                 $2,872,118.35

     c.   The Collateral Investor Default Amount.                   $410,302.63

     5.   Investor Charge-Offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     c.   The amount of the Collateral Charge-
          Offs, if any, for the Due Period with
          respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                         $0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $285,714.29

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date. . . . . . . . . . . . . . . . . .                   $476,190.48

     7.   Available Cash Collateral Amount.


     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount"). . . . . . . .                        $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date). . . . .                $4,571,429.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date. . . . . . . . . . . . . .                        1.143%


     8.   Collateral Invested Amount.


     a.   The Collateral Invested Amount for the
          current Distribution Date . . . . . . .                $57,142,858.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits and payments on the current
          Distribution Date . . . . . . . . . . .                $57,142,858.00


     9.   Total Enhancement.


     a.   The total Enhancement for the current
          Distribution Date. . . . . . . . . . . .               $61,714,287.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date . . . . . . . . . . . . . . . . . .               $61,714,287.00

C.   The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount).  The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool
     Factor. . . . . . . . . . . . . . . . . . . . . .             100.00000000%


D.   Deficit Controlled Amortization Amount.


     1.  The Deficit Controlled Amortization Amount
         for the preceding Due Period. . . . . . . . .                    $0.00


                                        FCC NATIONAL BANK,
                                        Servicer



                                        By /s/ Mary A. Knutson
                                           -------------------
                                        Title:  Vice President

                                                                     EXHIBIT 28O

                   CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT


                                FCC NATIONAL BANK

               ---------------------------------------------------

                           FIRST CHICAGO MASTER TRUST II
                                    Series 1996-S
                                  September 5, 1997

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                   Under the Pooling and Servicing Agreement (the "Pooling
         and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest
         Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996-S Supplement dated as of November 1, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificate-holders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1997 Payment Date and with respect to the performance of the Trust during the Due Periods for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


         A.  Information Regarding the Current Distribution
             (Stated on the Basis of $1000 Original Principal Amount).

             1.  The total amount of the distribution to
                 Class A Certificateholders on the
                 Payment Date per $1,000 interest. . . .                 $4.975

             2.  The amount of the distribution set forth
                 in paragraph 1 above in respect of
                 principal on the  Class A Certificates,
                 per $1,000 interest . . . . . . . . . .                 $0.000

             3.  The amount of the distribution set forth in
                 paragraph 1 above in respect of interest on
                 the Class A Certificates, per $1,000
                 interest. . . . . . . . . . . . . . . .                 $4.975

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         B.  Information Regarding the Performance of the Trust.

             1.  Collections of Receivables.

             a.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Investor Certificates of all Series.       $473,037,033.75

             b.  The aggregate amount of Collections of
                 Receivables processed for the Due Period
                 with respect to the current Distribution
                 Date which were allocated in respect of
                 the Series 1996-S Certificates . . . . .        $13,419,577.18

             c.  The aggregate amount of Collections
                 of Receivables processed for the Due
                 Period with respect to the current
                 Distribution Date which were allocated
                 in respect of the Class A Certificates . . .    $11,742,130.04

             d.  The amount of Collections of Receivables
                 processed for the Due Period with respect
                 to the current Distribution Date which were
                 allocated in respect of Class A
                 Certificates, per $1,000 interest. . . .               $16.774

             e.  The amount of Excess Spread for the Due
                 Period with respect to the current
                 Distribution Date. . . . . . . . . . . .         $4,410,917.89

             f.  The amount of Reallocated Principal
                 Collections for the Due Period with
                 respect to the current Distribution
                 Date allocated in respect of the
                 Class A Certificates . . . . . . . . . .                 $0.00

             g.  The amount of Excess Finance Charge
                 Collections allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00

             h.  The amount of Excess Principal Collections
                 allocated in respect of the
                 Series 1996-S Certificates, if any . . .                 $0.00


             2.  Receivables in Trust.

             a.  Aggregate Principal Receivables for the
                 Due Period with respect to the current
                 Distribution Date (which reflects the
                 Principal Receivables represented by the
                 Exchangeable Seller's Certificate and by
                 the Investor Certificates of all Series).   $15,219,735,686.93

                                 Page 77 of 81
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             b.  The amount of Principal Receivables in
                 the Trust represented by the Series 1996-S
                 Certificates (the "Invested Amount") for
                 the Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .        $800,000,000.00

             c.  The amount of Principal Receivables
                 in the Trust represented by the Class A
                 Certificates (the "Class A Invested Amount")
                 for the Due Period with respect to the
                 current Distribution Date . . . . . . .        $700,000,000.00

             d.  The Invested Percentage with respect to
                 Finance Charge Receivables (including
                 Interchange) and Defaulted Receivables for
                 the Series 1996-S Certificates for the Due
                 Period with respect to the current
                 Distribution Date . . . . . . . . . . .                  5.256%

             e.  The Invested Percentage with respect to
                 Principal Receivables for the Series 1996-S
                 Certificates for the Due Period with respect
                 to the current Distribution Date. . . .                  5.256%

             f.  The Class A Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             g.  The Class A Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 87.500%

             h.  The Collateral Floating Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%

             i.  The Collateral Principal Percentage for the
                 Due Period with respect to the current
                 Distribution Date . . . . . . . . . . .                 12.500%


             3.  Delinquent Balances.

                 The aggregate amount of outstanding
                 balances in the Accounts which were 30
                 or more days delinquent as of the end of
                 the Due Period for the current Distribution
                 Date. . . . . . . . . . . . . . . . . .        $881,417,645.27

                                 Page 78 of 81
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             4.  Investor Default Amount.

             a.  The aggregate amount of all Defaulted
                 Receivables written off as uncollectible
                 during the Due Period with respect
                 to the current Distribution Date
                 allocable to the Series 1996-S
                 Certificates (the "Investor Default
                 Amount"). . . . . . . . . . . . . . . .          $5,744,236.70

             b.  The Class A Investor Default Amount. .           $5,026,207.12

             c.  The Collateral Investor Default Amount.            $718,029.58


             5.  Investor Charge-Offs.

             a.  The amount of the Class A Investor
                 Charge-Offs per $1,000 interest after
                 reimbursement of any such Class A
                 Investor Charge-Offs for the Due Period
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00

             b.  The amount attributable to Class A
                 Investor Charge-Offs, if any, by which
                 the principal balance of the
                 Class A Certificates exceeds the
                 Class A Invested Amount as of the end
                 of the day on the Record Date with
                 respect to the current Distribution
                 Date. . . . . . . . . . . . . . . . . .                  $0.00

             c.  The amount of the Collateral Charge-
                 Offs, if any, for the Due Period with
                 respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .                   $0.00


             6.  Monthly Servicing Fee.

             a.  The amount of the Monthly Servicing Fee
                 payable by the Trust to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $500,000.00

             b.  The amount of the Interchange Monthly
                 Servicing Fee payable to the Servicer
                 with respect to the current Distribution
                 Date . . . . . . . . . . . . . . . . .             $833,333.33

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             7.  Available Cash Collateral Amount.

             a.  The amount, if any, withdrawn
                 from the Cash Collateral Account
                 for the current Distribution Date
                 (the "Withdrawal Amount") . . . . .                      $0.00

             b.  The amount available to be withdrawn from
                 the Cash Collateral Account as of the
                 end of the day on the current Distribution
                 Date, after giving effect to all with-
                 drawals, deposits and payments to be
                 made on such Distribution Date (the
                 "Available Cash Collateral Amount"
                 for the next Distribution Date) . . .            $8,000,000.00

             c.  The amount as computed in 7.b as a
                 percentage of the Class A Invested
                 Amount after giving effect to all re-
                 ductions thereof on the current Dist-
                 ribution Date . . . . . . . . . . . . .                  1.143%


             8.  Collateral Invested Amount.

             a.  The Collateral Invested Amount for the
                 current Distribution Date . . . . . .          $100,000,000.00

             b.  The Collateral Invested Amount after
                 giving effect to all withdrawals,
                 deposits and payments on the current
                 Distribution Date . . . . . . . . . .          $100,000,000.00


             9.  Total Enhancement.

             a.  The total Enhancement for the current
                 Distribution Date . . . . . . . . . . .        $108,000,000.00

             b.  The total Enhancement after giving ef-
                 fect to all withdrawals, deposits and
                 payments on the current Distribution
                 Date . . . . . . . . . . . . . . . . .         $108,000,000.00

                                 Page 80 of 81
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         C. The Pool Factor.

                 The Pool Factor (which represents the ratio
                 of the Class A Invested Amount on the last day
                 of the month ending on the Record Date
                 adjusted for Class A Investor Charge-Offs set
                 forth in B.5.a. above and for the distributions
                 of principal set forth in A.2 above to the
                 Class A Initial Invested Amount).  The amount
                 of a Class A Certificateholder's pro rata share
                 of the Class A Invested Amount can be determined
                 by multiplying the original denomination of the
                 holder's Class A Certificate by the Pool
                 Factor . . . . . . . . . . . . . . . . . . .      100.00000000%


         D.  Deficit Controlled Amortization Amount.

              1. The Deficit Controlled Amortization Amount
                 for the preceding Due Period. . . . . . . .              $0.00


                                      FCC NATIONAL BANK,
                                      Servicer

                                      By     /s/ Mary A. Knutson
                                             ----------------------------

                                      Title: Vice President

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